UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2016
Date of Report (Date of earliest event reported)

VIEW SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30178	59-2928366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Lansdowne, Suite U Baltimore, Maryland	21227
(Address of principal executive offices)	(Zip Code)

(410) 242-8439

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

YMA Acquisition Agreement

On January 5, 2016, the Board of Directors of View Systems, Inc., a Nevada corporation (the "Company"), authorized the execution of that certain YMA Acquisition Agreement (the "Acquisition Agreement") with Y.M. Advantage, Inc., a Delaware corporation ("YMA"). YMA is a privately held corporation engaged in the business of acquiring, developing and managing clinics (collectively, the "Clinics"), which provide treatment for various medical issues including, but not limited to, erectile dysfunction, testosterone replacement therapy and premature ejaculation (collectively, the "Clinic Services").

In accordance with the terms and provisions of the Acquisition Agreement: (i) YMA agrees to transfer and assign its assets, intellectual property, interests and management rights in and to all of its Clinics providing the Clinic Services, which aggregate value has been deemed to be $300,000 (the "Aggregate Value"); (ii) the Company agrees to issue a new class of preferred shares to YMA and/or its assignees relating to management of the respective Clinics in proportion to a certain percentage of the Aggregate Value; (iii) in the event there are acquisitions or creations of new Clinics, which may be of different value, revenue and/or retained earnings, such Clinic will be assisgned to a wholly-owned subsidiary of the Company and shall be consolidated into the Company's financials; and (iv) YMA shall have the right to rescind the transfer of any interest in any Clinic within 45 days of the transfer of such interest to the Company and, in the event of such rescission, the assets, intellectual property, interests and management rights of the Clinics transferred to the Company will be returned to YMA and the shares of preferred stock previously issued to YMA shall be returned to the Company.

The parties also agreed that the Company's current President/Chief Executive Officer, Gunther Than, shall be retained as a consulant and remain a member of the Board of Directors of the Company for a period of at least two years.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	YMA Acquisition Agreement dated December 31, 2015 between Y.M. Advantage Inc., and View Systems Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW SYSTEMS INC.

Date: January 14, 2016	By:	/s/ Gunther Than
	Name:	Gunther Than
	Title:	President/Chief Executive Officer